AMENDING AGREEMENT

This AMENDING AGREEMENT made as of the 9th day of February, 2000, to the Assignment Agreement dated for reference July 20, 1999, and to the Option Agreement dated for reference July 20, 1999,

BETWEEN:

GERRY DIAKOW, a Mining Engineer, of 1537 - 54' Street, Delta, British Columbia, V4M 3H6

          ("Diakow")

AND:

QUILCHENA RESOURCES, INC., a Nevada company of 101 West I " Avenue Street, Vancouver, British Columbia, V5 Y I H9

          ("Quilchena")

WHEREAS:

A. by an Option Agreement dated for reference July 20, 1999, Diakow granted Wet Coast Capital Corporation an option to acquire a 100% interest in the Property in partial consideration of completing the recommended work program within 12 months of the Option Agreement;

B. by an Assignment Agreement made between Wet Coast Capital Corporation and Quilchena dated for reference July 20, 1999, Wet Coast Capital Corporation assigned its entire interest in the Option Agreement to Quilchena in partial consideration for agreeing to finance the work program on the Property referred to in the paragraph 3(a) of the Option Agreement;

C. the parties wish to amend the Option Agreement pursuant to the terms and conditions of this Agreement;

IN CONSIDERATION of the recitals and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree that:

1. The Option Agreement is amended by deleting the phrase "within 12 months of the date of this agreement" found in Section 3(a) and replacing it with the phrase "on or before December 31, 2000".

2. The Option Agreement and the Assignment Agreement will be read and construed together with this Agreement, and both the Option Agreement and the Assignment Agreement will remain in full force and effect.

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3  .     In  the  event of any inconsistencies between this Agreement and either the  Option  Agreement or the Assignment Agreement, this Agreement shall govern.

4. All terms, conditions, covenants, agreements, benefits and obligations contained in the Option Agreement and in the Assignment Agreement, as amended hereby, shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

THE  PARTIES'  SIGNATURES  below  are  evidence  of  their  agreement.

SIGNED,  SEALED  and  DELIVERED  by       )
Gerry  Diakow  in  the  presence  of:     )
                                          )
"R.H.  DAIGNAULT"                         )   "S.G. Diakow"
                                          )    ---------------------
Signature  of  Witness                    )    GERRY DIAKOW
RENE  DIAGNAULT                           )
8th  Floor,  1100  Mellville  Street      )
Vancouver,  B.C.  V6E  4A6                )
Tel:  (604)  684-0657                     )
Address                                   )

THE CORPORATE SEAL  OF                    )
QUILCHENA  RESOURCES,  INC.               )
was  hereunto  affixed  in                )
the  presence  of:                        )
                                          )
                                          )  (SEAL)
Authorized  Signatory                     )